UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2015

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes In Registrant's Certifying Accountant.

(a)	On October 13, 2015, First South Bancorp, Inc. (the “Company”) advised Turlington and Company, L.L.P. (“Turlington”), that it was dismissed as the independent registered public accounting firm for the Company. Turlington’s reports on the Company’s financial statements for the fiscal years ended December 31, 2013, and December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the independent accounting firm was recommended and approved by the Audit Committee of the Company’s Board of Directors.

During the fiscal years ending December 31, 2013, and December 31, 2014, and the subsequent interim period until October 13, 2015, the date of the dismissal, there were (1) no disagreements with Turlington on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Turlington’s satisfaction, would have caused Turlington to make reference to such disagreement in its reports on the Company’s financial statements for the periods referenced, and (2) no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company has complied with Item 304(a)(3) of Regulation S-K.

(b)	On October 16, 2015, the Audit Committee of the Board of Directors of the Company appointed Cherry Bekaert LLP (“Cherry Bekaert”) as its independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company has not consulted with Cherry Bekaert during the fiscal years ending December 31, 2013, and December 31, 2014, or during any subsequent interim period preceding October 16, 2015, on the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was the subject of a “disagreement” or “reportable event” as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Turlington regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First South Bancorp, Inc.

	By:	/s/ Scott C. McLean
Date: October 19, 2015		Scott C. McLean
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Turlington regarding change in certifying accountant